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                                                                   EXHIBIT 10.31
                                                                 August 20, 2001

[THE BANK OF NEW YORK LETTERHEAD]

Mr. Kennith C. Johnson
Chief Financial Officer
Movado Group, Inc.
125 Chubb Avenue
Lyndhurst, New Jersey 07071


     Re: Line of Credit to Movado Group, Inc. (the "Company")

Dear Mr. Johnson:

     The Bank of New York (the "Bank") is pleased to confirm that it continues to hold available to the Company an unsecured line of credit.

     The line of credit shall be held available until July 31, 2002 unless canceled earlier as provided in the last sentence of this paragraph. During the period the line of credit is held available, the line of credit may be used for direct borrowings by the Company provided that the aggregate amount of all extensions of credit under the line of credit at any one time outstanding (including all extensions of credit which were made under the line of credit prior to the date of this letter and are outstanding as of the date of this letter) shall not exceed $5,000,000. The line of credit may be canceled by either party at any time for any reason.

     The making of any extension of credit under the line of credit is in the Bank's sole and absolute discretion and is subject to the Bank's satisfaction with the condition (financial and otherwise), business, prospects, properties, assets, ownership, management and operations of the Company and the purpose of each extension of credit. In furtherance of the foregoing, the Bank shall be permitted to inspect the books and records of the Company as the Bank may request from time to time, and there shall be furnished to the Bank such financial statements, documents and other information concerning the Company as the Bank may request from time to time.

     All extensions of credit under the line of credit in the form of direct borrowings by the Company (including all extensions of credit which were made under the line of credit prior to the date of this letter and are outstanding as of the date of this letter) shall be evidenced by the
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Amended and Restated Master Promissory Note dated June 27, 2000 made by the
Company to the order of the Bank in the principal amount of $5,000,000.00 and shall be payable and bear interest as provided therein.

     Prior to the making of any extension of credit under the line of credit after the date of this letter, the Bank shall have received the enclosed copy of this letter and such other instruments, certificates and related documents as the Bank shall consider necessary or desirable in connection with the line of credit and the extensions of credit to be made under the line of credit, in each case duly executed by the appropriate persons and in form and substance satisfactory to the Bank.

     This letter may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

     The Company agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to enforcement of the Company's obligations under this letter or the protection of the Bank's rights in connection with this letter, including, without limitation, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

     THE COMPANY AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS LETTER.

     Please acknowledge the agreement of the Company with the foregoing by executing both copies of this letter in the space below and returning one copy to the Bank.



                                                     Very truly yours,


                                                     THE BANK OF NEW YORK

                                                      BY:  /s/  Linda Mae Coppa
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                                                                Linda Mae Coppa
                                                                Vice President


Acknowledged and Agreed to:

MOVADO GROUP, INC.

BY:   /s/ Kennith C. Johnson
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